Summary Prospectus – April 27, 2026

JNL/PPM America Total Return Fund

Class A

Class I

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2026, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.38%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.79%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.38%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.49%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/PPM America Total Return Fund Class A
1 year	3 years	5 years	10 years
$81	$252	$439	$978

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JNL/PPM America Total Return Fund Class I
1 year	3 years	5 years	10 years
$50	$157	$274	$616

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2025 - 12/31/2025	106%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage-backed securities and other asset-backed securities and cash equivalents. The Sub-Adviser also invests in collateralized loan obligations. The Fund’s average portfolio duration normally varies within one year (plus or minus) of the duration of the Bloomberg U.S. Aggregate Index. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, portfolio duration of one year means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately one percent. The Fund seeks to manage duration versus the duration of the Bloomberg U.S. Aggregate Index as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in securities rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. High yield or junk bonds are bonds that are rated below investment grade (i.e., rated below BBB- or Baa3) by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM America, Inc. (“Sub-Adviser”). Investment grade securities could include split-rated securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers, up to 15% of which may be issued by issuers based in emerging markets. Emerging markets countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations.

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments, including commodity-linked derivative instruments, that have economic characteristics similar to the fixed income instruments mentioned above such as futures contracts or swap agreements. Specifically, the Fund may use treasury futures to hedge or manage duration or to increase or decrease the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. The Fund may, subject to applicable law, invest without limitation in derivative instruments. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques, subject to applicable law, (such as dollar rolls).

Additionally, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies. The Fund may also invest in contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain pre-specified trigger events.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.
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•	Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
•	Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.
•	Investment strategy risk – The Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Sub-Adviser in accordance with these investment strategies may not produce the returns the Sub-Adviser expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.
•	U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.
•	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.
•	Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.
•	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
•	Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
•	Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
•	Asset-based securities risk – Asset-based securities are typically fixed-income securities whose value is related to the market price of certain commodities, interests, and other items, such as precious metals, as well as other assets, such as credit card receivables. Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation. There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets. For an example of such special risks, please refer to “Precious metals related securities risk.”
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.
•	Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
•	Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more
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sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.
•	Leverage risk – Certain derivative transactions involve the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.
•	When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
•	Investment in other investment companies risk – As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.
•	Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.
•	Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.
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•	Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.
•	Commodity-linked derivatives risk – The value of a commodity-linked derivative investment is typically based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, volatility in the spot market, changes in interest rates, war, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, insufficient storage capacity, embargoes, tariffs and international economic, and political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A liquid market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that generally affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments that are more or less than the stated coupon interest payments.
•	Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.
•	Collateralized loan obligations risk – Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

The performance data below includes the performance of the JNL/PPM America Total Return Fund, then a series of JNL Investors Series Trust, for periods before the Fund's registration statement became effective.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 12/31/2023): 7.22%; Worst Quarter (ended 3/31/2022): -6.46%

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Annual Total Returns as of December 31

Class I

Best Quarter (ended 12/31/2023): 7.30%; Worst Quarter (ended 3/31/2022): -6.34%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	10 year
JNL/PPM America Total Return Fund (Class A)	6.75%	-0.26%	2.65%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	Life of Class (September 25, 2017)
JNL/PPM America Total Return Fund (Class I)	7.10%	0.04%	2.40%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	1.72%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
PPM America, Inc. ("PPM")

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Josh Settle, CFA	October 2021	Portfolio Manager, PPM
Jon Nelson, CFA	July 2024	Portfolio Manager, PPM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the

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Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.